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             SECOND AMENDMENT TO MERGER AGREEMENT

THIS AMENDMENT TO THE AGREEMENT AND PLAN OF MERGER is entered into as of the 5th day of April 2001, by and among DYNAMIC ASSOCIATES, INC., a Nevada corporation ("Dynamic"), and TELE-LAWYER, INC.
("Tele-Lawyer"), a Nevada corporation.

WHEREAS, the parties entered into that certain Agreement and Plan of Merger as of November 28, 2000 and a First Amendment to Merger Agreement on March 8, 2001 (collectively the "Merger Agreement") regarding the contemplated merger of Tele-Lawyer with and into Dynamic (the "Merger"); and

WHEREAS, the parties desire to amend the Merger Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained in the Merger Agreement and herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

     1.    Paragraph 6.1(1) shall be deleted.

     2. Paragraph 6.1(7) shall be modified to add the following sentence to the end: "Tele-Lawyer shall have the right to waive all or part of this condition in its sole discretion."

     3. Paragraph 6.1(9) shall be modified to change "250,000" to "500,000".

     4.    Paragraph 6.1(12) shall be modified to change "Tele-
           Lawyer, Inc." to "Legal Access Technologies, Inc." with regard to Dynamic's future name change.

Other than as set forth in this Second Amendment to Merger
Agreement, the Merger Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Merger Agreement as of the date set forth above.

                                  Tele-Lawyer, Inc.

                                  By:     /s/ Michael Cane
                                          -------------------------
                                  Title:	President
                                          -------------------------


                                  Dynamic Associates, Inc.

                                  By:     /s/ Jan Wallace
                                          -------------------------
                                  Title:	C.E.O.
                                          -------------------------